Community Trust Bancorp, Inc.

"Building Communities…Built on Trust"

2007 Annual Shareholders' Meeting Presentation

April 24, 2007

CAUTIONARY STATEMENT

Information provided herein by the Corporation contains "forward-looking" information. The Corporation cautions that any forward-looking statements made by the Corporation are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to the Corporation's 2006 Annual Report on Form 10-K Part I, Item 1. for additional information.

Our Banking Franchise


Community Trust Bank Branch Office
Community Trust & Investment Office

- Headquartered in Pikeville, KY
- 74 banking locations throughout Eastern and Central KY
- 5 banking locations in Southern WV
- 5 trust offices across Kentucky
- Largest Kentucky domiciled bank holding company
- 7th largest bank in Kentucky in terms of market share of all FDIC insured institutions and #1 in deposit share of Kentucky domiciled institutions

2006 Performance to Plan

Strategic Plan for 2006

What were our goals?

- A 6% increase in earnings and EPS
- Loan and deposit growth of 10% and 3%
- A 2% growth in total assets
- Improving asset quality
- Improving operational efficiency to 56.44%
- Increasing shareholder value
- Expanding our banking franchise

CTBI Executes its 2006 Strategic Plan

- What were the results of executing our plan?
- Record earnings of $39.1 million, a 13.5% increase
- Increased EPS to $2.59, a 12.1% increase
- Loan growth of 2.9% and deposit growth of 5.3%
- Increased total assets to $3.0 billion, a 4.2% increase
- Nonperforming loans as a percentage of total loans decreased to 0.66% of total loans

CTBI Executes its 2006 Strategic Plan

- Efficiency ratio increased to 56.67%
- 10.0% increase in book value per share while shareholders' equity increased 11.2%
- 2 expansion/relocations during the year
- Investment in trust subsidiary
  - Increase in assets under management of $214.8 million
- Investment in full service brokerage
  - 9 full-time representatives

Shareholder Value

Dividends Per Share



$0.65
$0.75
$0.87
$0.98
$1.05
$1.08
11.5%
2002
2003
2004
2005
2006
2007*

*2007 is projected DPS

Dividends Per Share

- 26 consecutive years of increased cash dividends
- 11.5% compound growth rate for past five years
- Increased dividend by 1¢ (3.85%) effective with the January 2007 dividend
- 2006 cash dividends increased 7.1%
- December 31, 2006 cash dividend yield 2.53%

Shareholders' Equity



(in millions)
$209.4
$221.4
$236.2
$253.9
$282.4
8.1%
2002
2003
2004
2005
2006

- Shareholders' equity has increased 34.8% during the past five years
- 8.1% compound growth rate for the past five years
- 2007 projected shareholders' equity between $300 and $302 million

Total Market Capitalization



(in millions)
$271.4
$310.5
$406.5
$461.2
$629.5
$550.8
2002
2003
2004
2005
2006
2007

All data is as of year-end except 2007 which is based upon stock price on March 31, 2007

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$300
$200
$100
$0
2001
2002
2003
2004
2005
2006
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI stock on December 31, 2001 would have outperformed the NASDAQ composite and the NASDAQ bank stock at December 31, 2006**

Comparison to Russell 2000 Index of small cap companies



Return to Investors
December 31, 2006
39.08%
18.35%
18.27%
13.55%
22.09%
11.39%
15.28%
9.44%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 3-, 5-, and 10-year total returns annualized

103 Years of Increasing Investment Return

- Initial public offering 1981
- 12 stock splits
- 9 stock dividends
- 26 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 11.5%
- Stock selected in 2006 for listing in the new NASDAQ Global Select Market and included in the NASDAQ Dividend Achievers Index

2006 Earnings Review

Earnings Per Share


$1.83
$1.95
$2.09
$2.31
$2.59
12.3%
2002
2003
2004
2005
2006

- 8th consecutive year of increased EPS
- Earnings per share increased 12.1% in 2006
- 12.3% 5-year compound growth rate for EPS
- 2007 EPS projected between $2.45 and $2.57

Net Income



(in millions)
$27.6
$28.9
$31.0
$34.4
$39.1
11.9%
2002
2003
2004
2005
2006

Net Income

- 2006 performance drivers
  - Loan and deposit growth
  - Increased net interest income
  - Stable noninterest income
  - Noninterest expense control
  - Improved asset quality

- 2007 projected net income between $37 and $39 million

Revenues



(in millions)
$117.2
$121.0
$127.1
$136.7
$140.3
5.6%
2002
2003
2004
2005
2006

- 5.6% compound growth rate for revenues for the past five years
  - 2006 revenues increased 2.7%
- 2007 projected revenues between $145 and $147 million

Noninterest Income as a % of Total Revenue



(in millions)
$27.9
$36.4
$34.0
$33.6
$32.7
2002
2003
2004
2005
2006
Noninterest Income
% of Total Revenue

- 2006 noninterest income
  - Increase in deposit fees
  - Change in mortgage loan activity
  - Stable brokerage revenue
  - Increase in trust revenue
- 2007 projected noninterest revenue between 23.5% and 25.5% of total revenue

Net Interest Revenue

(in millions)



$89.3
$84.6
$93.1
$103.0
$107.6
2002
2003
2004
2005
2006

- 2006 increase in net interest revenue was 4.4%
  - Interest income increased
  - Interest expense increased

Net Interest Margin



4.12%
4.07%
4.07%
4.02%
4.07%
4.03%
4.08%
4.04%
3.94%
3.99%
Dec 05
Mar 06
Jun 06
Sep 06
Dec 06
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 12/31/06 -5.99%
- % of assets repricing
  - Within 30 days 38.4%
- % of liabilities repricing
  - Within 30 days 15.0%
  - Within 90 days 23.1%
  - Within 180 days 35.7%

Net Noninterest Expense as a % of Average Earning Assets



(in millions)
$39.4
$34.3
$40.5
$44.9
$47.7
1.90%
1.70%
1.50%
2002
2003
2004
2005
2006
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio



(in millions)
$67.3
$70.7
$74.6
$78.6
$80.4
62%
60%
58%
56%
54%
2002
2003
2004
2005
2006
Noninterest Expense
Efficiency Ratio

- 2007 projected efficiency ratio is between 57.75% and 58.00%

2006 Balance Sheet Review

Total Assets


(in billions)
$2.49
$2.48
$2.71
$2.85
$2.97
2002
2003
2004
2005
2006

- Total assets increased 4.2% during 2006 to $2.97 billion
  - Loan growth $60.1 million
  - Deposit growth $127.1 million
- Total assets are expected to remain stable or decline slightly in 2007

Total Loans



(in billions)
$1.63
$1.74
$1.90
$2.11
$2.17
2002
2003
2004
2005
2006

- 2007 projected loan growth between $178 and $197 million

Loan Portfolio Mix

December 31, 2006



Consumer 20%
Comm R/E 35%
Comm Other 16%
R/E Mortgage 29%

Net Charge-offs

as a % of average loans


0.63%
0.48%
0.35%
0.37%
0.29%
2002
2003
2004
2005
2006

Loan Loss Reserve

as a % of net loans


1.42%
1.42%
1.42%
1.40%
1.27%
2002
2003
2004
2005
2006

Nonperforming Loans

as a % of total loans


1.39%
0.97%
1.06%
1.02%
0.66%
2002
2003
2004
2005
2006

Total Deposits

including Repurchase Agreements



(in billions)
$2.18
$2.16
$2.23
$2.38
$2.50
2002
2003
2004
2005
2006

- Total deposits including repurchase agreements are expected to remain stable to increasing per funding needs.

Total Deposits

including Repurchase Agreements

December 31, 2006



Repurchase Agreements 6%
Noninterest Bearing 17%
Other Time 5%
NOW 1%
CDs <$100K 26%
MMDA 19%
CDs >$100K 18%
Savings 8%

1st Quarter 2007 Review

Net Income



(in millions)
$9.8
$9.9
$9.9
$9.5
$8.0
Mar '06
June '06
Sept '06
Dec '06
Mar '07

Net Income

- **Redemption of trust preferred securities**
  - **$1.9 million pre-tax charge from unamortized debt issuance costs**

- **Continuing pressure on net interest margin as time deposits reprice in the current stable rate environment**

- **Normal changes in loan loss provision as reserve adequacy is reviewed on a quarterly basis**

Noninterest Income


(in millions)
$7.7
$8.0
$8.2
$8.6
$8.5
Mar '06
Jun '06
Sept '06
Dec '06
Mar '07

- Increased loan related fees
- Increased trust revenue
- Decreased deposit service charges
- Decreased nonrecurring revenue items

Noninterest Expense

(in millions)


$20.1
$19.9
$20.0
$20.5
$22.5
Mar '06
Jun '06
Sept '06
Dec '06
Mar '07

- **Increase resulted from unamortized debt issuance costs on trust preferred redemption**

Total Loans


(in billions)
$2.10
$2.14
$2.15
$2.17
$2.17
Mar '06
Jun '06
Sept '06
Dec '06
Mar '07

- Loan portfolio grew at an annualized rate of 0.8% during the quarter and 3.3% from March 31, 2006.

Total Deposits including Repurchase Agreements


(in billions)
$2.47
$2.48
$2.44
$2.50
$2.56
Mar '06
Jun '06
Sep '06
Dec '06
Mar '07

- **Deposits, including repurchase agreements, increased $58.7 million, an annualized 9.5%, during the quarter.**
  - **$5.0 million growth in noninterest bearing**
  - **$53.7 million growth in interest bearing**

Nonperforming Loans as a % of Total Loans



0.76%
0.80%
0.73%
0.66%
0.83%
Mar '06
Jun '06
Sept '06
Dec '06
Mar '07

Efficiency Ratio


58.21%
55.73%
55.35%
57.43%
64.68%
Mar '06
Jun '06
Sept '06
Dec '06
Mar '07

2007 Key Strategic Initiatives

2007 Operational Initiatives

Attaining our 2007 corporate goals

- **Internal growth of core banking businesses**
- **Expansion through new branches and acquisitions**
  - **2007 new branches in Huntington, WV and Frankfort, KY**
- **Continued expansion of trust and brokerage services**
- **Improved management and customer information**
- **Continued expansion of profitable product lines**

CTBI: 2007 Outlook

Net Income	$37 to $39 million
Earnings Per Share	$2.45 to $2.57
Total Assets	Stable or slight decline
Loan Growth	$178 to $197 million
Total Deposits	Stable to increasing (per funding needs)
Efficiency Ratio	57.25% to 58.00%
Shareholders' Equity	$300 to $302 million

2007 Operational Challenges

Major impacts on 2007 corporate goals

- Loan growth
- Asset quality
- Net interest margin
- Noninterest income
- Profitable deposit growth driven by liquidity needs

CTBI's Franchise Value

- History of solid investor returns
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
  - Acquisitions
  - Denova branches
  - Trust subsidiary
  - Full service brokerage
- Strong experienced management team and 1,000 dedicated employees
- Our shareholders

Shareholders:

Your management has a Strategic Plan for the performance and operations of your company. Success will be attained by the execution of this plan, not just by management, but by our more than 1,000 employees. The continuing support by you, our shareholders, by referring your friends, neighbors, and business associates to do business with your bank, is invaluable to the execution of our plans for the performance of your company.